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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                        March 15, 1999
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               (Date of earliest event reported)


                    Commonwealth Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-27942                23-2828883
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania             19401
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  (Address of principal executive offices)                  (Zip Code)


                          (610) 251-1600
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       (Registrant's telephone number, including area code)


                           Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events
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    On March 15, 1999, Commonwealth Bancorp. Inc. (the "Company") announced that it has completed it previously announced program to repurchase 0.7 million shares of its outstanding common stock. On March 16, 1999, the Company announced that its Board of Directors has declared a cash dividend of $0.09 per share of common stock. For additional information, reference is made to the Press Releases, dated March 15, 1999 and March 16, 1999, which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99.1      Press Release dated March 15, 1999

         99.2      Press Release dated March 16, 1999

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                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.

                        COMMONWEALTH BANCORP, INC.



Date: March 19, 1999         By: /s/Charles M. Johnston
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                                 Charles M. Johnston
                                 Chief Financial Officer

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